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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 28, 1997

                        IMPERIAL CMB TRUST SERIES 1997-2
(as issuer under a Series 1997-2 Indenture dated as of November 1, 1997, providing for, among other things, the issuance of Collateralized Asset-Backed Notes Series 1997-2)



                        IMPERIAL CMB TRUST SERIES 1997-2,
               --------------------------------------------------
               (Exact name of Issuer as specified in its charter)

     Delaware                       333-38879                 33-0705301
----------------------------       -----------             ----------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)           Identification No.)


     c/o Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware                                    19890
     ---------------------                                 ----------
     (Address of Principal                                 (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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



Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                    ITEM 601(A) OF
                    REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.         DESCRIPTION
-----------         -----------         -----------
    1                  99

                                       Computational Materials-- Computational
                                       Materials (as defined in Item 5) that
                                       have been provided by the Underwriter to
                                       certain prospective purchasers of The IMH
                                       Assets Corp. Collateralized Asset-Backed
                                       Notes, Series 1997-2 (filed in paper
                                       pursuant to the automatic SEC exemption
                                       pursuant to Release 33-7427, August 7,
                                       1997)

Item 5.           OTHER EVENTS.

                  On or about December 12, 1997, the Registrant will cause the issuance and sale of approximately $177,834,485 initial principal amount of Collateralized Asset-Backed Notes, Series 1997-2, Class A, Class M-1, Class M-2 and Class B (collectively, the "Notes") pursuant to an Indenture, to be dated as of November 1, 1997, between Imperial CMB Trust Series 1997-2, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee.

                  In connection with the sale of the Series 1997-2, Class A, Class M-1, Class M-2 and Class B (collectively, the "Underwritten Notes"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-38879, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMPERIAL CMB TRUST SERIES
                                       1997-2

                                       Wilmington Trust Company, not in its
                                       capacity but solely as Owner Trustee


                                       By: /s/ Debra A. Eberly
                                           ----------------------------------
                                       Name:   Debra A. Eberly
                                       Title:  Administrative Account Manager

Dated: December 10, 1997

                            EXHIBIT INDEX


                Item 601 (a) of    Sequentially
Exhibit         Regulation S-K     Numbered
Number          Exhibit No.        Description                       Page
------          -----------        -----------                       ----

  1                 99             Computational Materials            6


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